UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Sanmina Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SANMINA CORPORATION
INVESTOR RELATIONS
30 E. PLUMERIA DRIVE
SAN JOSE, CALIFORNIA 95134

D94913-P85457

Your Vote Counts!
SANMINA CORPORATION
2023 Annual Meeting

You invested in SANMINA CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on March 13, 2023.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 27, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* March 13, 2023 11:00 AM PDT
Virtually at: www.virtualshareholdermeeting.com/SANM2023

*Please check the meeting materials for any special requirements for meeting attendance.
OR VOTE BY MAIL: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card, using the instructions above.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	To elect eight directors of Sanmina Corporation:
Nominees:
1a.	Jure Sola	For
1b.	Eugene A. Delaney	For
1c.	John P. Goldsberry	For
1d.	David V. Hedley III	For
1e.	Susan A. Johnson	For
1f.	Joseph G. Licata, Jr.	For
1g.	Krish Prabhu	For
1h.	Mario M. Rosati	For
2.	To ratify the appointment of PricewaterhouseCoopers LLP as Sanmina Corporation’s independent registered public accounting firm for the fiscal year ending September 30, 2023:	For
3.	To approve, on an advisory (non-binding) basis, the compensation of Sanmina Corporation’s named executive officers:	For
4.	To approve the reservation of an additional 1,200,000 shares of common stock for issuance under the 2019 Equity Incentive Plan of Sanmina Corporation:	For
And, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D94914-P85457